                                       LIMITED TERM NEW YORK MUNICIPAL FUND
                                     Supplement dated November 1, 2002 to the
                  Statement of Additional Information dated April 30, 2002, revised June 10, 2002

The Statement of Additional Information is changed as follows:

1.       The supplement dated September 9, 2002 is withdrawn and is replaced with this supplement.

2.       The following is added to the Statement of Additional Information:

         Transfer  Agent Fee  Limit:  Effective  October  1,  2001,  the  Transfer  Agent has  voluntarily undertaken  to the Fund to limit the  transfer  agent fees to 0.35% of  average  daily net assets per fiscal year for all classes.  That  undertaking  may be amended or withdrawn at any time. For the Fund's  fiscal year ended  December  31,  2001,  the  transfer  agent fees did not exceed the expense limitation described above.

3.       Appendix B captioned "Municipal Bond Industry Classifications" is replaced with the following:

                                                    Appendix B

                                      Municipal Bond Industry Classifications

Adult Living Facilities
Airlines
Education
Electric Utilities
Gas Utilities
General Obligation
Higher Education
Highways/Railways
Hospital/Healthcare
Hotels, Restaurants & Leisure
Manufacturing, Durable Goods
Manufacturing, Non Durable Goods
Marine/Aviation Facilities
Multi-Family Housing
Municipal Leases
Non Profit Organization
Paper, Containers & Packaging
Parking Fee Revenue
Pollution Control
Resource Recovery
Sales Tax Revenue
Sewer Utilities
Single Family Housing
Special Assessment
Special Tax
Sports Facility Revenue
Student Loans
Telephone Utilities
Tobacco
Water Utilities

November 1, 2002                                                                             PX0355.008